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                                                              EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 6, 1997 and to all references to our firm, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-97640, 333-03771, 333-03769 and 333-09549).


ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 25, 1997